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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K
                                    CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 15, 1998
                                                   ------------

                              NORD RESOURCES CORPORATION
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                (Exact name of registrant as specified in its charter)

   Delaware                       0-6202-2             85-0212139
---------------               ----------------         -------------
(State of other               (Commission File         (IRS Employer
jurisdiction of                    Number)             Identification
incorporation)                                         Number)


                           201 Third Street, NW, Suite 1750
                           --------------------------------
                                 Albuquerque, NM                     87102
                                 ---------------                     -----
                     (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code    (505) 766-9955
                                                      ---------------


                                         N/A
            --------------------------------------------------------------
            (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

          On May 15, 1998, Nord Resources Corporation (the "Company") received from the Overseas Private Investment Corporation ("OPIC") the balance of the proceeds from the civil strife insurance policy owned by the Company related to its 50% ownership in Sierra Rutile Limited ("SRL"). The Company received the $15,704,500 maximum amount allowed under the policy less $1,500,000 already received. $5,627,429 of the proceeds was advanced by the Company to SRL to be used, together with an equal amount advanced to SRL by Consolidated Rutile Limited ("CRL"), the other 50% owner of SRL, to reduce the existing indebtedness to SRL's development bank lenders (the "Lenders"), $5,513,047 was deposited into a collateral account as security for the scheduled September 30, 1998 payment by SRL to its Lenders and $3,064,024 remains available for general corporate purposes.

          Concurrently with the receipt of the insurance proceeds and the related payment to the Lenders, SRL's debt agreements were amended. The Company is a 50% guarantor under these agreements. The amendments provide for a reduction in the interest rate SRL pays on its indebtedness to 6.875%, and the accrual of interest from May 15, 1998 to September 30, 1998 on most of the indebtedness rather than the current payment of such interest and reschedule of the payments of principal and accrued and unpaid interest. Pursuant to such amendments, SRL is scheduled to pay $11,506,562 ($5,753,281 guaranteed by the Company) on September 30, 1998 with the remaining $12,107,466 ($6,053,733 guaranteed by the Company) payable 25% on September 30, 1999, 25% on September 30, 2000 and 50% on September 30, 2001 in each case plus then current interest. The stock of SRL has been pledged to the Lenders as additional collateral for the indebtedness to Lenders.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits required to be filed by Item 6.01 of Regulation S-K.

     Item No.                  Description
     --------    -------------------------------------------------------
     10.115      CDC Amendment Agreement, dated 5/15/98
     10.116      DEG Amendment Agreement, dated 5/15/98
     10.117      ExIm Bank Amendment Agreement, dated 5/15/98
     10.118      UFC Amendment Agreement, dated 5/15/98
     10.119      OPIC Amendment Agreement, dated 5/15/98
     10.120      Account Security and Control Agreement (with exhibits), dated 5/15/98
     10.121      SRL Share Pledge Agreement, dated 5/15/98
     10.122      Collateral Agent Agreement, dated 5/15/98

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NORD RESOURCES CORPORATION
                         ---------------------------------------
                                     (Registrant)

Date:  May 20, 1998         /s/ Ray W. Jenner
                         ---------------------------------------
                         Ray W. Jenner, Vice President - Finance